Welcome Shareholders 2015 Annual Meeting Exhibit 99.1

Disclosure
The information provided in this presentation  is for the May 20, 2015 Shareholders meeting of Hopfed
Bancorp, Inc. information provided relates to it’s Subsidiary Heritage Bank USA, Inc.
2
This information is for Heritage Bank
Forward-Looking Statements
Statements herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words
“believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”,
“may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. You should consider the areas of risk described under the heading
“Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

John E. Peck President & CEO Mike Woolfolk Executive VP & COO Billy Duvall Sr.VP & & Chief Financial Officer P. Michael Foley Sr.VP & Chief Credit Officer SENIOR MANAGEMENT 3 III , , , ,

Gilbert E. Lee
Chairman of the Board
John E. Peck
H. Joseph Dempsey, M.D.
Clay Smith
Ted Kinsey
Robert Bolton
Steve Hunt
Richard H. Perkins
Michael L. Woolfolk
HopFed Bancorp, Inc.
Board of Directors
4
Owner – Parkway Chrysler
President – Iron Bay Capitol
Vice President – Agri-Power and Agri-
Co-owner-C&L Rentals, L.L.C.
President and Chief Executive Officer
Anesthesiologist
Mercury And Purchase Ford, Lincoln,
Mercury
Retired –  Bank Examiner
Chief Operating Officer, Executive Vice
President and Secretary
President – Pennyrile Ford, Lincoln,
Chem

CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
ERIN OFFICE
KINGSTON SPRINGS OFFICE
NASHVILLE OFFICE
KENTUCKY
TENNESSEE
Fort Campbell

- ● Heritage Bank Offices
- ★ Heritage Bank Wealth Management Offices
- ▲ Heritage Bank Loan Production Office

HOPFEDBANCORP, INC.

5

Recent Accomplishments
of Heritage Bank
6
Leading the market share in all communities
Heritage Bank serves
Approximately  $13 million increase in
checking deposits year over year
Substantial reduction in costs of deposits
Continued Improvement in Asset Quality &
Loan Mix

Recent Accomplishments
Of Heritage Bank
7
•Kentucky Chamber of Commerce “BEST PLACES TO
WORK” winner five years in a row 2011 - 2015
•Expand Facilities in Marshall County KY
•Continued a Robust Stock Buy-Back Program
•Established an Employee Stock Ownership Program
(ESOP)

Billy Duvall Chief Financial Officer 8

9 The Following Slides are for Heritage Bank The next slides reflects performance of Heritage Bank a State Chartered Bank and are not consolidated numbers.

Non-Interest Deposits
(Millions)
10
This information is for Heritage Bank
4
7
19
27
32
37
51
52
57
68
69
80
94
105
115
0
20
40
60
80
100
120
140
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Cost of funding Earning Asset 11 This information is for Heritage Bank 2.20% 1.85% 1.53% 1.12% 0.94% 0.70% 2010 2011 2012 2013 2014 Mar-15

Net Income 2011 – 2014 12 This information is for Heritage Bank Thousands $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2011 2012 2013 2014 $3,771 $4,975 $4,683 $3,023

Net Income 2011 – 2014
Sans FHLB Prepayment
13
This information is for Heritage Bank
Effect of FHLB
Prepayment
$4,680
Thousands
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2011 2012 2013 2014
$3,771
$4,975
$4,683
$3,023
$1,657

Year End Adjustments
FHLB
This information is for Heritage Bank
14
(In
Thousands
)
4
th
QTR
2014
1
st
QTR
2015
First Year Savings
Average
Balance
FHLB
Borrowings
$40,871 $23,167
Average
Cost
Borrowings
3.65% 1.19%
FHLB
Borrowing
Expense
$434 $69 $365
Actual /
Annualized
Expense
$1,665 $276 $1,389

First Quarter 2015
Performance
15
This information is for Heritage Bank
(In Thousands)
Full Year
2014
First Quarter
2015
Net Income $3,023 $1,571
Cost of Interest
Bearing Liabilities
1.20% 0.85%
Net Interest Margin 3.08% 3.78%
NPA / Total Assets 0.55% 0.50%

John E. Peck President / CEO 16

Comparative Financial
Performance
1
st
Quarter 2015
17
This information is for Heritage Bank
Ratio of Return on Return on Net Non
Assets Loans to Average Average Interest Efficiency Equity  / Performing
Regions (In
Thousands)
Deposits Assets Equity Margin Ratio Assets Assets
Nashville $332,509 82% 0.71% 7.20% 3.68% 72% 10.20% 1.03%
Heritage $894,285 76% 0.70% 6.34% 3.78% 76% 11.86% 0.50%
Information Provided by:
Monroe Financial Partners, Inc.
(26)

Net Interest Margin 18 This information is for Heritage Bank 3.19% 3.01% 2.93% 3.01% 3.08% 3.78% 2010 2011 2012 2013 2014 Mar-15

CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
ERIN OFFICE
KINGSTON SPRINGS OFFICE
NASHVILLE OFFICE

- ● Heritage Bank Offices
- ★ Heritage Bank Wealth Management Offices
- ▲ Heritage Bank Loan Production Office

HOPFED BANCORP, INC.

19

Nashville LPO This information is for Heritage Bank •West End 20

NASHVILLE 21

Forbes Magazine:

#10 Best Places for Business and Careers

HOPFEDBANCORP, INC.

NASHVILLE 22

Nashville Metro Planning Organization:

Across the 10-county region around Nashville. The MPO forecasts close to another million people by the year 2035

HOPFEDBANCORP, INC.

NASHVILLE 23

INC Magazine:

Listed in the top 8 for best cities for start-ups

HOPFEDBANCORP, INC.

NASHVILLE 24

Travel + Leisure:
Ranked 2nd Most Affordable and Friendliest City in America

HOPFED BANCORP, INC.

NASHVILLE 25

Nashville and Heritage Bank 26 This information is for Heritage Bank •Approximately $60 Million in Loans •$90 Million in Deposits •Four Offices •Offers Unlimited Opportunity for Growth

NASHVILLE 27

Repurchase Program 28 HopFed Bancorp Inc. Period Number of Shares Value Average Cost Per Share Year End 2014 298,999 $3,500,043 $11.71 3 Month ended 3/31/15 725,341 $9,722,576 $13.40

ESOP
29
This information is for Heritage Bank
•March 2, 2015 Purchased 600,000 Shares of Common Stock at
$13.14 Per Share
•Employees Now Own Approximately 8.5% of Common Shares
Outstanding
•ESOP is Primary Employer Sponsored Retirement Vehicle and is
Expected to be “Expense Neutral”
•ESOP Received Regulatory Authority to Own up to 24.9% of the
Company’s Common Stock

Capital Position
30
This information is for Heritage Bank
Well Capitalized
Total Risk Based
Capital
Well Capitalized
Tier 1
10%
2010 2011 2012 2013 2014 Mar 15
9.40%
10.20%
10.60%
10.80%
11.00%
10.50%
16.20%
17.60%
19.10%
17.80%
18.60%
17.40%
Tier 1 Total Risk Based
6%

Stock Price 31 6.7 6.95 8.76 10.96 11.39 11.62 12.96 12.99 Jan-12 Jun -12 Jan-13 Jun -13 Jan-14 Jun -14 Jan-15 May-15

Welcome Shareholders 2015 Annual Meeting